Exhibit 99.1

Jazz Pharmaceuticals Announces Vision 2025 to Deliver Sustainable Growth and Enhanced Value to Drive Transformation to Innovative, Global Biopharmaceutical Leader

Announces $5 billion revenue target for 2025

Confirms 2021 revenue expected to be within previously announced guidance range,

exceeding $3 billion

Company to present at 40th Annual J.P. Morgan Healthcare Conference today,

January 10, 2022, at 2:15 – 2:55 p.m. ET / 7:15 – 7:55 p.m. GMT

DUBLIN, January 10, 2022 – Jazz Pharmaceuticals plc (Nasdaq: JAZZ) today announced its Vision 2025 to deliver sustainable growth and enhanced value. Vision 2025 includes the following expectations: 1) generating $5 billion in revenue in 2025; 2) approval of at least five additional novel products by the end of the decade; and 3) realizing a 5% adjusted operating margin1 improvement from 2021 to 2025, driven by operational excellence. The Company also confirmed that it expects to meet its previously announced 2021 revenue guidance range of $3.02 to $3.1 billion and its net product sales guidance for neuroscience and oncology.2

Jazz ended 2021 demonstrating executional excellence across its business, including launching five key products in 2020 and 2021, integrating the GW Pharmaceuticals business, making progress towards its deleveraging target and initiating multiple potentially registrational clinical trials. The Company remains on track to deliver revenue diversification, with at least 65% of 2022 net product revenue from newly launched or acquired products,3 driving sustainable growth and enhanced shareholder value.

“Building on our track record of strong execution and guided by our patient-centric approach, Jazz is setting forth its Vision 2025 to deliver meaningful treatment options to patients, a great place to work for employees and significant value to shareholders,” said Bruce Cozadd, chairman and chief executive officer of Jazz Pharmaceuticals. “Jazz’s leadership in sleep and rare epilepsy with Xywav® and Epidiolex®, respectively, coupled with promising new oncology products like Zepzelca® and Rylaze™, have led to the rapid transformation of our revenue base. We are further poised to enter new disease areas with serious unmet patient need and substantial market potential, including movement disorders and PTSD, with our mid-to late-stage assets nabiximols, suvecaltamide (JZP385) and JZP150. We expect our continued operational excellence to drive a five-percentage point improvement in our adjusted operating margin from 2021 to 2025, and we are confident in our ability to continue to leverage strategic capital allocation to grow our business.”

Vision 2025 includes the following expectations:

1.	Commercial: Generating $5 billion in revenue in 2025

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Approximately $2.0 billion from oxybate franchise, which includes Xywav (calcium, magnesium, potassium, and sodium oxybates) oral solution in narcolepsy and idiopathic hypersomnia, Xyrem® (sodium oxybate) oral solution and royalties from Xyrem authorized generics.

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Approximately $2.5 billion from Epidiolex/Epidyolex® (cannabidiol) and oncology franchise, including new products Zepzelca (lurbinectedin) and Rylaze (asparaginase erwinia chrysanthemi (recombinant)-rywn).

•	Approximately $0.5 billion from additional growth opportunities, internal clinical development pipeline and future corporate development.

2.	Pipeline: Approval of at least five additional novel products by the end of the decade

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The Company’s pipeline has expanded four-fold since 2015 with 18 novel candidates currently in development. Jazz completed 11 licensing and M&A deals since 2019 alone, including five programs in clinical-stage development.

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Jazz believes its pipeline is positioned to deliver at least five additional novel product approvals in areas of critical unmet patient need and significant market opportunity by the end of the decade.

3.	Operational excellence: Driving a 5% adjusted operating margin[1] improvement from 2021 to 2025

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The Company is focused on disciplined investment to drive both top- and bottom-line growth and an improvement of five percentage points to its adjusted operating margin from 2021 to 2025, leveraging its global neuroscience and oncology businesses.

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Strategic capital allocation will continue to be an important driver of the Company’s growth. Jazz is on track to achieve its net leverage ratio[4] target of being below 3.5x by the end of 2022, which provides flexibility to continue smaller-scale corporate development as the Company delevers. In addition, Jazz will contemplate larger scale corporate development in the coming years to accelerate growth and diversification.

Presentation and Webcast

Bruce Cozadd will provide a corporate overview and discuss the Company’s Vision 2025 during the virtual presentation at the 40th Annual J.P. Morgan Healthcare Conference from 2:15 – 2:55 p.m. ET / 7:15 – 7:55 p.m. GMT on Monday, January 10, 2022.

A live audio webcast of the presentation may be accessed from the Investors section of the Jazz Pharmaceuticals website at www.jazzpharma.com. Please connect to the website prior to the start of the presentation to ensure adequate time for any software downloads that may be necessary to listen to the webcast. A replay of the webcast will be available on the website for 30 days.

About Jazz Pharmaceuticals

Jazz Pharmaceuticals plc (NASDAQ: JAZZ) is a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases—often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in neuroscience and oncology. Within these therapeutic areas, we are identifying new options for patients by actively exploring small molecules and biologics, and through innovative delivery technologies and cannabinoid science. Jazz is headquartered in Dublin, Ireland and has employees around the globe, serving patients in nearly 75 countries. For more information, please visit www.jazzpharma.com and follow @JazzPharma on Twitter.

Non-GAAP Financial Measures

To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company also uses a pro forma non-GAAP net leverage ratio, adjusted earnings before interest, tax, depreciation and amortization (Adjusted EBITDA), non-GAAP adjusted income from operations and non-GAAP adjusted operating margin, which are non-GAAP financial measures. Pro forma non-GAAP net leverage ratio is calculated by the Company as net adjusted debt (defined as total debt, after giving effect to the Company’s current hedging arrangements for its Euro Term Loan B, net of cash and cash equivalents) divided by Adjusted EBITDA for the most recent period of four consecutive completed fiscal quarters. EBITDA is defined as net income (loss) before income taxes, interest expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain other charges and adjustments and is calculated in accordance with the definition of Adjusted Consolidated EBITDA as set out in the Company’s credit agreement entered into in May 2021 (the Credit Agreement). Non-GAAP adjusted income from operations is calculated as total revenues less adjusted cost of product sales, adjusted research and development expenses and adjusted sales, general and administrative expenses. Adjusted cost of product sales excludes from GAAP reported cost of sales certain items as follows, amortization of acquisition-related inventory fair value step-up, share-based compensation expense and transaction and integration related expense. Adjusted research and development expense excludes from GAAP reported research and development expense certain items as follows, share-based compensation expense and transaction and integration related expenses. Adjusted sales, general and administrative expense excludes from GAAP reported sales, general and administrative expenses certain items as follows, share-based compensation expense and transaction and integration related expense. Non-GAAP adjusted operating margin is defined as non-GAAP adjusted income from operations divided by total revenues. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by Jazz

Pharmaceuticals in this press release have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Reconciliations of forward-looking non-GAAP financial measures to their most comparable GAAP financial measures cannot be provided because Jazz Pharmaceuticals cannot do so without unreasonable effort due to unavailability of information needed to calculate the reconciling items and due to the variability, complexity and limited visibility of the reconciling items that would be excluded from the non-GAAP financial measures in future periods. In particular, a reconciliation of projected adjusted EBITDA, which is used to calculate the forward-looking non-GAAP measure, to projected GAAP net income (the most comparable GAAP financial measure) is not provided. Investors should note that the amounts of reconciling items between actual adjusted EBITDA and actual GAAP net income in future periods could be significant such that actual GAAP net income would vary significantly from the projected adjusted EBITDA used to calculate the forward-looking non-GAAP financial measures. This press release contains long-term and other financial targets of the Company, including with respect to long-term total revenue and adjusted operating margin improvement targets, each of which are forward-looking statements. While these financial targets were prepared in good faith, no assurance can be made regarding future results or events. These financial targets are based on historical performance trends and management outlook that is dependent in principal part on successfully achieving deleveraging and diversification targets for 2022 that were set and communicated in 2021; management assumptions and estimates regarding Xywav adoption in narcolepsy and IH, the timing of launch of Xyrem authorized generic products (AG Products) and generic versions of sodium oxybate and the level of AG Product royalties to the Company, the safety and efficacy profiles of competitive product launch(es) in narcolepsy and IH, and estimates of the size of the eligible IH patient population for Xywav; estimates of the size of the eligible patient populations that may ultimately be served by Epidiolex/Epidyolex, new patient market share, duration of therapy, and the safety and efficacy profiles of therapies competing with Epidiolex/Epidyolex; patient market share, duration of therapy, and the safety and efficacy profiles of therapies competing with our oncology products; and the successful outcomes of ongoing and planned clinical trials. In addition, the Company’s long-term total revenue target assumes revenue contribution from growth opportunities related to pipeline development and potential corporate development opportunities that may not be realized in a timely manner, or at all. The estimates and assumptions underlying these financial targets involve significant judgments with respect to, among other things, future economic, competitive, regulatory, market and financial conditions, as well as future clinical and regulatory outcomes and future business decisions and corporate development opportunities that may not be realized, and that are inherently subject to significant business, economic, competitive and regulatory risks and uncertainties, including, among other things, the risks and uncertainties described above and business and economic conditions affecting the biotechnology industry generally, all of which are difficult to predict and many of which are outside the control of the Company. There can be no assurance that the underlying assumptions and estimates will prove to be accurate or that these financial targets will be realized and the Company’s actual results may differ materially from those reflected in these financial targets. In addition, these financial targets are Company goals that should not be construed or relied upon as financial guidance, and should not otherwise be relied upon as being necessarily indicative of future results, and investors are otherwise cautioned not to place undue reliance on these financial targets. In preparing this press release, the Company has relied upon and assumed, without independent verification, the accuracy and completeness of industry and market information from public sources or provided to the Company by third parties, which information involves assumptions and limitations, and you are cautioned not to give undue weight to such information.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements and financial targets, including, but not limited to, statements related to: the Company’s growth prospects and future financial and operating results, including Vision 2025 and expectations related thereto; 2021 revenue guidance and the Company’s expectations related thereto; the Company’s ability to deliver sustainable growth and enhance value; the Company’s commercial expectations, including with respect to revenue diversification, and its expectations for significant growth; the Company’s ability to realize the commercial potential of its products, including the potential for Epidiolex and ability of Zepzelca to gain market share, and the value and growth potential of its products, including its ability to discover, develop and launch additional novel, innovative medicines leveraging cannabinoid science; the Company’s net product sales, goals for net product sales from new and acquired products and net leverage ratio target; the Company’s views and expectations relating to its patent portfolio, including with respect to expected patent protection and additional patents being issued, and the anticipated timing thereof; planned or anticipated clinical trial events, including with respect to initiations, enrollment and data read-outs, and the anticipated timing thereof; planned or anticipated regulatory submissions and filings; expected annual run-rate cost synergies relating to the Company’s acquisition of GW Pharmaceuticals; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from the Company’s oxybate products, Zepzelca and other key marketed products; effectively launching and commercializing the Company’s other products and product candidates; obtaining and maintaining adequate coverage and reimbursement for the Company’s products; the time-consuming and uncertain regulatory approval process, including the risk that the Company’s current and/or planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all, including the risk that the Company’s sBLA seeking approval for a revised dosing label for Rylaze may not be approved by FDA in a timely manner or at all; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those being experienced, and expected to continue to be experienced, by the Company as a result of the effects of the COVID-19 pandemic; the Company’s failure to realize the expected benefits of its acquisition of GW Pharmaceuticals, including the blockbuster potential of Epidiolex, its ability to discover, develop and launch additional novel, innovative medicines leveraging cannabinoid science, the risk that the legacy GW Pharmaceuticals business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ultimate duration and severity of the COVID-19 pandemic and resulting global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to the Company’s business operations and financial results; regulatory initiatives and changes in tax laws; market volatility; protecting and enhancing the Company’s intellectual property rights and the Company’s commercial success being dependent upon its obtaining, maintaining and defending intellectual property protection for its products and product candidates; delays or problems in the supply or manufacture of the Company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements, including those governing the research, development, manufacturing and distribution of controlled substances; government investigations, legal proceedings and other actions; identifying and consummating corporate development transactions, financing these transactions and successfully integrating acquired product candidates, products and businesses; the Company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the sufficiency of the Company’s cash flows and capital resources to fund its debt service obligations, de-lever and meet its stated leverage targets; the Company’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the completion of financial closing procedures, final audit adjustments and other developments that may arise that would cause the Company’s expectations with respect to the Company’s 2021 revenue guidance to differ, perhaps materially, from the financial results that will be reflected in the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and its future filings and reports. Other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Contacts:

Investors:

Andrea N. Flynn, Ph.D.

Vice President, Head, Investor Relations

Jazz Pharmaceuticals plc

InvestorInfo@jazzpharma.com

Ireland, +353 1 634 3211

U.S. +1 650 496 2717

Media:

Kristin Bhavnani

Head of Global Corporate Communications

Jazz Pharmaceuticals plc

CorporateAffairsMediaInfo@jazzpharma.com

Ireland, +353 1 697 2141

U.S. +1 215 867 4948

References:

[1]	Adjusted operating margin is a non-GAAP financial measure. For further information, see “Non-GAAP Financial Measures.”
[2]	The Company has not finalized its consolidated financial results for the year ended December 31, 2021 and actual results may differ.
[3]	Products launched or acquired since 2019.
[4]	On a non-GAAP adjusted basis. Non-GAAP net leverage ratio is a non-GAAP financial measure. For further information, see “ Non-GAAP Financial Measures.”